Events after reporting period	12 Months Ended
Jun. 30, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period	Events after the reporting periodIn July 2020, we acquired Mindville AB, an asset and configuration management company based in Sweden. With the acquisition of Mindville, Atlassian brings critical configuration management database capability to Jira Service Desk to better meet the needs of its IT customers. The consideration is comprised of approximately $36 million in cash. We are in the process of finalizing the intangible assets valuation and acquisition price allocation.